[Scudder Investments logo]

Scudder U.S. Government Securities Fund

Classes A, B, C and I

Annual Report

October 31, 2001

"The fund's increased allocation to Treasury securities helped performance as Treasuries outperformed GNMAs late in the fiscal year."

Contents

3 Performance Summary

6 Economic Overview

9 Portfolio Management Review

15 Portfolio Summary

16 Investment Portfolio

19 Financial Statements

23 Financial Highlights

27 Notes to Financial Statements

37 Report of Independent Auditors

38 Shareholder Meeting Results

40 Officers and Trustees

41 Investment Products and Services

43 Account Management Resources

Scudder U.S. Government Securities Fund	Nasdaq Symbol	CUSIP Number
Class A	KUSAX	81123L-105
Class B	KUSBX	81123L-204
Class C	KUSCX	81123L-303

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	12.44%	6.68%	7.21%	6.85%
Class B	11.39%	5.73%	6.25%	5.85%(a)
Class C	11.57%	5.84%	6.32%	5.95%(a)
Salomon Brothers 30-yr Mortgage Index+	12.52%	7.82%	7.93%	7.68%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 8.82	$ 8.80	$ 8.82
10/31/00	$ 8.34	$ 8.33	$ 8.35
Distribution Information: Twelve Months: Income Dividends	$ .53	$ .45	$ .46
October Income Dividend	$ .042	$ .036	$ .036
SEC 30-day Equivalent Yield++	5.31%	4.45%	4.53%
Current Annualized Distribution Rate++	5.71%	4.85%	4.93%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	18	of	59	30
3-Year	27	of	48	54
5-Year	16	of	39	40
10-Year	15	of	22	66

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder U.S. Government Securities Fund - Class A -- Salomon Brothers 30-yr Mortgage Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,738	$11,594	$13,529	$18,523
	Average annual total return	7.38%	5.05%	6.23%	6.36%
Class B(c)	Growth of $10,000	$10,839	$11,621	$13,441	$17,658(a)
	Average annual total return	8.39%	5.13%	6.09%	5.85%(a)
Class C(c)	Growth of $10,000	$11,157	$11,856	$13,583	$17,824(a)
	Average annual total return	11.57%	5.84%	6.32%	5.95%(a)
Salomon Brothers 30-yr Mortgage Index+	Growth of $10,000	$11,252	$12,533	$14,645	$20,954
	Average annual total return	12.52%	7.82%	7.93%	7.68%

The growth of $10,000 is cumulative.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.
(a) Returns shown for Class B and C shares for the period prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder U.S. Government Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
(c) The maximum sales charge for Class A shares is 4.50%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%.
+ The Salomon Brothers 30-Year GNMA index is unmanaged, is on a total return basis with all dividends reinvested, and comprises GNMA 30-year pass-throughs of single-family and graduated-payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

Economic Guideposts Data as of 10/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc., as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder U.S. Government Securities Fund:
A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder U.S. Government Securities Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Richard L. Vandenberg joined the Advisor as a portfolio manager in 1996 and the fund team in1996. Mr. Vandenberg is responsible for setting the fund's investment strategy and overseeing security selection for the fund's portfolio. Mr. Vandenberg has over 26 years of investment management experience.

Portfolio Manager Scott E. Dolan joined the Advisor in 1989 and the fund team in 1998. Mr. Dolan has over 12 years of investment industry experience.

In the following interview, Richard L. Vandenberg and Scott E. Dolan, portfolio managers of Scudder U.S. Government Securities Fund, discuss market conditions and the fund's investment strategy during the 12-month period ended October 31, 2001.

Q: Will you describe the fixed-income market environment over the past year?

A: A year ago, the Federal Reserve Board was still worrying about the potential for accelerating inflation and an economy that might be growing a little too fast. It had just completed a series of increases in short-term interest rates that left the Fed Funds Rate, the overnight interest rate that banks charge each other, at 6.50 percent. That, combined with the Treasury's program of buying back longer-term debt, led to a situation called an "inverted yield curve," in which government bonds maturing in 10 years or more offered lower yields than shorter-term government notes.1 An inverted yield curve occurs maybe once every 10 years. Then, in January of this year, amid increasing signs of a slowing economy, the Fed began a series of interest rate cuts. By early November, the Fed Funds Rate was down to 2.0 percent and long-term government bonds were yielding more than short-term government notes, and the yield curve was once again "normal." However, the yield curve had flattened somewhat at the end of October, when the Treasury Department announced that it would discontinue issuing 30-year bonds. This caused the biggest price gain for the 30-year bond since 1987, while its yield, which moves in the opposite direction, fell from approximately 5.2 percent to less than 5 percent. Going forward, the elimination of the 30-year bond could create a supply/demand imbalance that should help keep long-term interest rates from rising significantly.

1 The yield curve is a graph that shows the term structure of interest rates by plotting the yields of all bonds of the same quality, with maturities ranging from the shortest to the longest. The resulting curve shows the relationship among short-, intermediate- and long-term interest rates. A "normal," or positive, yield curve slopes upward from left to right because short-term rates are lower than intermediate- or long-term rates.

Q: How did the fund perform in this environment?

A: The fund's Class A shares' (unadjusted for sales charge) total return of 12.44 percent was below the 12.52 percent return for its benchmark, the Salomon Brothers 30-year Government National Mortgage Association (GNMA) Index, but ahead of the 12.13 percent return for the average GNMA fund as tracked by Lipper, Inc. While good performance in the fourth quarter of 2000 and the third quarter of 2001 contributed to the fund's return, the fund's relatively low sensitivity to changes in interest rates at a time when rates were falling detracted somewhat from performance. During much of the period, we had a near-neutral allocation in GNMAs, relative to our peers, at about 92 percent of assets. Then, at the beginning of the third calendar quarter, we cut back our allocation to GNMAs to about 87 percent because we felt declining interest rates made Treasuries more attractive. This contributed to recent performance as Treasuries outperformed GNMAs late in the fund's fiscal year.

Q: How did falling interest rates make Treasuries more attractive?

A: It will help if we first explain how we manage the fund. We strive to provide high current income and safety of principal, while also seeking total return. We use a "top-down" approach to pursue this objective, focusing on the portfolio's sensitivity to change in interest rates, the fund's positioning with respect to the yield curve, and the fund's allocation between GNMAs and Treasury securities - all of which are backed by the full faith and credit of the U.S. government. We also do an extensive analysis of prepayment expectations - the rate at which home owners may pay off mortgages early or refinance mortgages to take advantage of lower interest rates - of individual GNMAs. To help manage exposure to prepayment risk, we adjust the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. However, this year's dramatic decline in interest rates resulted in a relatively high number of mortgage refinancings and lower GNMA yields. So, as yields on GNMAs fell, their prices rose to the point where they weren't particularly cheap any longer. Thus, given the fact that we felt that GNMAs were probably overvalued and less likely to give us good performance, we reduced our GNMA exposure.

Q: Besides reducing your allocation to GNMAs, what other changes did you make in the portfolio during the year?

A: Let's start by looking at two of the factors we watch closely: the yield curve and duration. Most of the time, the yield curve is positive, with short-term rates lower than long-term rates. Occasionally, though not very often, the curve is inverted, and short-term rates are higher than long-term rates. That happened late in 2000, after the last of the Fed's interest rate increases. In a flat yield curve, there is little difference between short- and long-term rates.

In managing the fund, we can increase the proportion of assets in short-, intermediate- or longer-term bonds depending on our outlook for interest rates. Just as an investor in the stock market tries to buy companies before their prices go up, we try to increase our positions in bond maturities whose interest rates we think will be going down, causing their prices (which move in the opposite direction) to go up. Our allocation along the yield curve directly affects the fund's duration, or sensitivity to changes in interest rates. With a relatively long duration, the fund's price is more sensitive to changes in rates than it would be with a shorter duration.

Q: So, what positions did you take along the yield curve?

A: Early in the year, our weighting on the curve was close to neutral relative to our peers. Then, after the Fed started cutting short-term interest rates in January, the market did not change much until April, when longer-term rates began to rise somewhat, and they rose rather precipitously. The price of the long bond fell about 7 1/2 points from April until perhaps July or August. It was a very short and rather severe correction. During that period, we kept our duration fairly short to reduce the fund's interest rate sensitivity, and that worked well for the fund.

By the last two weeks of September, after the Fed had cut interest rates eight times, the yield curve steepened dramatically, meaning longer-term rates were high relative to short-term rates. At that time, we moved out of intermediate bonds but kept the duration of the fund neutral, by staying invested in our short-term positions and adding longer-term bonds. We did this because we expect that the yield curve will not steepen further but in fact will start to flatten as the Fed keeps short-term interest rates low, making yields on longer-term bonds more attractive to investors, who will, in turn, drive down longer-term rates versus shorter-term rates.

Q: Where do you see things going from here for the next several months?

A: We don't see overall rates dropping much more from here, for a while, anyway. We think we'll see the yield curve flatten somewhat, however, especially as rates in the longer end come down. We don't know how long that will take, but we don't think the curve is going to steepen much further, if at all, which means we don't see a precipitous increase in long-term rates, either.

Finally, over the short run, we are going to see a disruption in economic activity because of the September 11 terrorist attack. Whether this event will have a profound enough impact on the country to affect long-term economic growth prospects remains to be seen.

We do know that U.S. fiscal spending will be stepped up for defense and other purposes, and we believe our economy is going to be moving forward by the second quarter of next year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Portfolio Composition*	10/31/01	10/31/00

Mortgage-Backed GNMA Securities	78%	91%
U.S. Treasuries	10%	6%
FNMA/FHLMC	3%	1%
Cash and Equivalents	9%	2%
	100%	100%

Credit Quality	10/31/01	10/31/00

AAA	100%	100%

Interest Rate Sensitivity	10/31/01	10/31/00

Average Maturity	5.0 years	8.3 years
Average Duration	2.1 years	3.9 years

* Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 10.4%
U.S. Treasury Notes, 4.625%, 5/15/2006	78,900,000	82,524,666
U.S. Treasury Bond, 5%, 8/15/2011	41,000,000	43,370,210
U.S. Treasury Bond, 5.25%, 2/15/2029	50,000,000	51,553,500
U.S. Treasury Bond, 6.125%, 11/15/2027	10,400,000	11,989,224
U.S. Treasury Bond, 7.625%, 2/15/2025	25,600,000	34,392,064
U.S. Treasury Bond, 8%, 11/15/2021	25,000,000	34,254,000
U.S. Treasury Bond, 12.5%, 8/15/2014 (d)	83,900,000	129,494,616
U.S. Treasury Bond, 12.75%, 11/15/2010	20,700,000	27,838,188
U.S. Treasury Bond, 14%, 11/15/2011	40,000,000	58,906,400
Total U.S. Treasury Obligations (Cost $463,918,235)		474,322,868

Government National Mortgage Association** 77.9%
Government National Mortgage Association Agreement, Pass-thru 6% with various maturities to 11/1/2031 (b) (c)	365,520,504	373,209,457
Government National Mortgage Association Agreement, Pass-thru 6.5% with various maturities to 8/20/2031 (b)	936,062,402	968,810,575
Government National Mortgage Association Agreement, Pass-thru 7% with various maturities to 11/1/2031 (b)	968,054,297	1,012,435,406
Government National Mortgage Association Agreement, Pass-thru 7.5% with various maturities to 7/15/2031	612,933,411	644,875,626
Government National Mortgage Association Agreement, Pass-thru 8%, 11/1/2031 (b)	344,188,271	364,737,393
Government National Mortgage Association Agreement, Pass-thru 8.5% with various maturities to 4/15/2031	83,248,740	88,884,175
Government National Mortgage Association Agreement, Pass-thru 9% with various maturities to 7/15/2030	28,123,700	30,322,365
Government National Mortgage Association Agreement, Pass-thru 9.5% with various maturities to 5/15/2027	24,800,630	27,393,548
Government National Mortgage Association Agreement, Pass-thru 10% with various maturities to 8/15/2022	14,793,122	16,669,307
Government National Mortgage Association Agreement, Pass-thru 10.5% with various maturities to 12/15/2021	7,127,196	8,129,045
Government National Mortgage Association Agreement, Pass-thru 11%, 4/20/2019	67,082	76,886
Total Government National Mortgage Association (Cost $3,389,926,552)		3,535,543,783

Federal Home Loan Mortgage Corporation** 0.5%
Federal Home Loan Mortgage Corp., 6%, 7/1/2029	362,627	368,995
Federal Home Loan Mortgage Corp., 6.5%, with various maturities to 7/1/2029	809,081	838,515
Federal Home Loan Mortgage Corp., 7%, with various maturities to 11/1/2030	1,121,168	1,172,167
Federal Home Loan Mortgage Corp., 7.5%, with various maturities to 12/1/2030	806,816	845,632
Federal Home Loan Mortgage Corp., 8%, with various maturities to 7/1/2030	335,547	356,050
Federal Home Loan Mortgage Corp., 8.5%, with various maturities to 7/1/2030	198,239	211,928
Federal Home Loan Mortgage Corp., 9.5%, 10/1/2020	18,068,206	19,884,061
Total Federal Home Loan Mortgage Corporation (Cost $ 22,997,768)		23,677,348

Federal National Mortgage Association** 2.7%
Federal National Mortgage Association, Principal Only Certificate, 5/1/2017	16,318	14,371
Federal National Mortgage Association, 5.5%, with various maturities to 12/1/2028	1,138,707	1,130,828
Federal National Mortgage Association, 6%, with various maturities to 4/1/2029	2,396,925	2,454,802
Federal National Mortgage Association, 6.5%, with various maturities to 11/1/2030 (b)	107,827,067	112,124,246
Federal National Mortgage Association, 7%, with various maturities to 12/1/2030	341,577	358,048
Federal National Mortgage Association, 7.5%, with various maturities to 9/1/2030	1,488,490	1,560,905
Federal National Mortgage Association, 8%, with various maturities to 12/1/2024	3,510,246	3,739,010
Federal National Mortgage Association, 8.5%, with various maturities to 8/1/2030	883,299	940,148
Federal National Mortgage Association, 9%, with various maturities to 5/1/2030	955,860	1,018,480
Federal National Mortgage Association, 11.5%, 5/1/2018	169,673	195,494
Total Federal National Mortgage Association (Cost $121,478,123)		123,536,332

Cash Equivalents 8.5%
Zurich Scudder Cash Management QP Trust, 2.63%* (Cost $386,364,483)	386,364,483	386,364,483
Total Investment Portfolio - 100.0% (Cost $4,384,685,161) (a)		4,543,444,814

* Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc.
The unaudited rate shown is the annualized seven-day yield at period end.
** The investments in mortgage-backed securities of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.
(a) The cost for federal income tax purposes was $4,384,685,161. At October 31, 2001, the net unrealized appreciation for all securities based on tax cost was $158,759,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $158,799,903 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,250.
(b) When-issued or forward delivery pools included.
(c) Mortgage dollar roll.
(d) At October 31, 2001, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

At October 31, 2001, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
U.S. 20y Long Bond	12/19/2001	834	90,424,533	92,104,875
Total unrealized appreciation on open futures contracts purchased				$ 1,680,342

At October 31, 2001, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
U.S. 5y CBT Note	12/19/2001	1,718	187,831,223	188,738,407
U.S. 10y CBT Note	12/19/2001	450	48,437,972	50,182,031
Total unrealized depreciation on open futures contracts sold short				$ (2,651,243)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $4,384,685,161)	$ 4,543,444,814
Cash	10,000
Receivable for investments sold	67,105,468
Interest receivable	29,615,056
Receivable for Fund shares sold	4,421,833
Total assets	4,644,597,171
Liabilities
Payable for investments purchased	51,593,750
Payable for when issued and forward delivery pools	294,661,274
Payable for investments purchased - mortgage dollar rolls	76,038,438
Payable for Fund shares redeemed	6,939,820
Payable for daily variation margin on open futures contracts	138,469
Accrued management fee	1,491,449
Accrued Trustees' fees and expenses	32,720
Accrued reorganization fee	13,830
Other accrued expenses and payables	2,227,386
Total liabilities	433,137,136
Net assets, at value	$ 4,211,460,035
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(46,502)
Net unrealized appreciation (depreciation) on: Investments	158,759,653
Futures	(970,901)
Accumulated net realized gain (loss)	(760,898,688)
Paid-in capital	4,814,616,473
Net assets, at value	$ 4,211,460,035

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,907,795,490 / 443,229,993 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.82
Maximum offering price per share (100 / 95.5 of $8.82)	$ 9.24
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($219,628,366 / 24,971,531 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.80
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($78,938,828 / 8,945,093 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.82
Class I Net Asset Value, offering and redemption price per share ($5,097,351 / 578,712 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Interest	$ 221,445,681
Total Income	221,445,681
Expenses: Management fee	13,520,837
Administrative fee	3,550,549
Distribution service fees	8,596,139
Services to shareholders	2,060,728
Custodian fees	40,072
Auditing	57,544
Legal	25,783
Trustees' fees and expenses	79,884
Reports to shareholders	159,040
Registration fees	42,670
Reorganization	493,774
Other	35,506
Total expenses, before expense reductions	28,662,526
Expense reductions	(596,294)
Total expenses, after expense reductions	28,066,232
Net investment income (loss)	193,379,449
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	45,416,373
Futures	7,683,522
53,099,895
Net unrealized appreciation (depreciation) during the period on: Investments	142,437,890
Futures	151,285
142,589,175
Net gain (loss) on investment transactions	195,689,070
Net increase (decrease) in net assets resulting from operations	$ 389,068,519

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ 193,379,449	$ 176,712,379
Net realized gain (loss) on investment transactions	53,099,895	(47,976,043)
Net unrealized appreciation (depreciation) on investment transactions during the period	142,589,175	31,365,449
Net increase (decrease) in net assets resulting from operations	389,068,519	160,101,785
Distributions to shareholders from: Net investment income: Class A	(183,883,472)	(170,157,086)
Class B	(8,386,823)	(7,217,623)
Class C	(3,064,360)	(2,261,027)
Class I	(287,451)	(239,003)
Fund share transactions: Proceeds from shares sold	820,525,533	451,680,047
Net assets acquired in tax-free reorganization	1,430,528,209	-
Reinvestment of distributions	122,874,602	110,356,608
Cost of shares redeemed	(932,425,533)	(948,698,387)
Net increase (decrease) in net assets from Fund share transactions	1,441,502,811	(386,661,732)
Increase (decrease) in net assets	1,634,949,224	(406,434,686)
Net assets at beginning of period	2,576,510,811	2,982,945,497
Net assets at end of period (including accumulated distributions in excess of net investment income of $46,502 and $8,159,200, respectively)	$ 4,211,460,035	$ 2,576,510,811

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.34	$ 8.38	$ 8.86	$ 8.81	$ 8.74
Income (loss) from investment operations: Net investment income	.51[a]	.54[a]	.53[a]	.58[a]	.64
Net realized and unrealized gain (loss) on investment transactions	.50	(.02)	(.41)	.07	.06
Total from investment operations	1.01	.52	.12	.65	.70
Less distributions from: Net investment income	(.53)	(.56)	(.60)	(.60)	(.63)
Total distributions	(.53)	(.56)	(.60)	(.60)	(.63)
Net asset value, end of period	$ 8.82	$ 8.34	$ 8.38	$ 8.86	$ 8.81
Total Return (%)[b]	12.44	6.44	1.44	7.64	8.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,908	2,414	2,807	3,286	3,550
Ratio of expenses before expense reductions (%)	.83[c]	.80	.85	.80	.78
Ratio of expenses after expense reductions (%)	.81[c]	.79	.84	.80	.78
Ratio of net investment income (loss) (%)	5.99	6.58	6.22	6.50	7.34
Portfolio turnover rate (%)	83[d]	193	177	150	261

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .81% and .81%, respectively.
d The portfolio turnover rates including mortgage dollar roll transactions was 101% for the year ended October 31, 2001.

Class B

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.33	$ 8.37	$ 8.85	$ 8.80	$ 8.73
Income (loss) from investment operations: Net investment income	.43[a]	.47[a]	.45[a]	.49[a]	.56
Net realized and unrealized gain (loss) on investment transactions	.49	(.03)	(.40)	.08	.06
Total from investment operations	.92	.44	.05	.57	.62
Less distributions from: Net investment income	(.45)	(.48)	(.53)	(.52)	(.55)
Total distributions	(.45)	(.48)	(.53)	(.52)	(.55)
Net asset value, end of period	$ 8.80	$ 8.33	$ 8.37	$ 8.85	$ 8.80
Total Return (%)[b]	11.39	5.54	.54	6.67	7.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	123	138	129	76
Ratio of expenses before expense reductions (%)	1.68[c]	1.70	1.76	1.71	1.73
Ratio of expenses after expense reductions (%)	1.66[c]	1.69	1.75	1.71	1.73
Ratio of net investment income (loss) (%)	5.14	5.68	5.31	5.59	6.39
Portfolio turnover rate (%)	83[d]	193	177	150	261

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.66%, and 1.66%, respectively.
d The portfolio turnover rates including mortgage dollar roll transactions was 101% for the year ended October 31, 2001.

Class C

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.35	$ 8.40	$ 8.87	$ 8.82	$ 8.75
Income (loss) from investment operations: Net investment income	.45[a]	.48[a]	.46[a]	.49[a]	.56
Net realized and unrealized gain (loss) on investment transactions	.48	(.04)	(.40)	.08	.06
Total from investment operations	.93	.44	.06	.57	.62
Less distributions from: Net investment income	(.46)	(.49)	(.53)	(.52)	(.55)
Total distributions	(.46)	(.49)	(.53)	(.52)	(.55)
Net asset value, end of period	$ 8.82	$ 8.35	$ 8.40	$ 8.87	$ 8.82
Total Return (%)[b]	11.57	5.50	.72	6.66	7.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	36	35	24	10
Ratio of expenses before expense reductions (%)	1.61[c]	1.60	1.66	1.67	1.68
Ratio of expenses after expense reductions (%)	1.59[c]	1.59	1.66	1.67	1.68
Ratio of net investment income (loss) (%)	5.21	5.79	5.40	5.63	6.44
Portfolio turnover rate (%)	83[d]	193	177	150	261

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.
d The portfolio turnover rates including mortgage dollar roll transactions was 101% for the year ended October 31, 2001.

Class I

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.34	$ 8.38	$ 8.85	$ 8.81	$ 8.74
Income (loss) from investment operations: Net investment income	.55[a]	.56[a]	.55[a]	.59[a]	.66
Net realized and unrealized gain (loss) on investment transactions	.47	(.02)	(.40)	.07	.06
Total from investment operations	1.02	.54	.15	.66	.72
Less distributions from: Net investment income	(.55)	(.58)	(.62)	(.62)	(.65)
Total distributions	(.55)	(.58)	(.62)	(.62)	(.65)
Net asset value, end of period	$ 8.81	$ 8.34	$ 8.38	$ 8.85	$ 8.81
Total Return (%)[b]	12.66	6.78	1.81	7.75	8.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	3	4	6
Ratio of expenses before expense reductions (%)	.54[c]	.55	.60	.57	.60
Ratio of expenses after expense reductions (%)	.51[c]	.54	.59	.57	.60
Ratio of net investment income (loss) (%)	6.32	6.84	6.47	6.73	7.52
Portfolio turnover rate (%)	83[d]	193	177	150	261

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .51%, and .51%, respectively.
d The portfolio turnover rates including mortgage dollar roll transactions was 101% for the year ended October 31, 2001.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund''), formerly Kemper U.S. Government Securities Fund, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value, as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $679,332,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($485,042,000) or October 31, 2003 ($69,777,000) or October 31, 2004 ($51,944,000) or October 31, 2007 ($26,058,000) or October 31, 2008 ($46,511,000), the respective expiration dates, whichever occurs first.

The Fund inherited approximately $82,537,000 of capital losses from its merger (see Note E) with Kemper U.S. Mortgage Fund, which may be applied against any realized net taxable capital gains of each succeeding year until finally utilized or until October 31, 2002 ($39,720,000), October 31, 2004 ($39,238,000) and October 31, 2007 ($3,579,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchase and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and U.S. government obligations) aggregated $1,918,436,939, and $3,780,585,435, respectively. Purchase and sales of U.S. government obligations aggregated $762,209,845 and $477,090,598, respectively. Mortgage dollar rolls aggregated $591,252,769 and $591,028,288, respectively.

C. Related Parties

As described in Note H, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund has entered into an Administrative Agreement. The agreement was effective May 29, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such assets, 0.34% of the next $2,500,000,000 of such assets and 0.32% of such net assets in excess of $12,500,000,000 of the Fund's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective May 29, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.250%, 0.175% and 0.100% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period May 29, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Fee Waived	Unpaid at October 31, 2001
Class A	$ 3,281,215	$ 55,441	$ 736,822
Class B	$ 215,507	$ -	$ 47,388
Class C	$ 51,847	$ -	$ 11,839
Class I	$ 1,980	$ -	$ 452
	$ 3,550,549	$ 55,441	$ 796,501

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, C and I shares. Prior to May 29, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $1,963,596, $69,783, $16,972 and $1,389, respectively.

Effective May 29, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 1,197,936	$ 141,582
Class C	$ 429,084	$ 49,331
	$ 1,627,020	$ 190,913

Effective May 29, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 6,426,779	$ 676,957
Class B	$ 399,312	$ 44,897
Class C	$ 143,028	$ 13,802
	$ 6,969,119	$ 735,656

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2001 were $174,921.

In addition, SDI receives a contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions, occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2001, the CDSC for Class B and C shares aggregated $272,519 and $7,969, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2001, Trustees' fees and expenses aggregated $52,238. In addition, a one-time fee of $27,646 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note H. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $13,823 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2001 totaled $3,564,798 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with the custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from November 1, 2000 through May 28, 2001, the Fund's custodian fees were reduced by $13,022. For the period May 29, 2001 through October 31, 2001 pursuant to the Administrative Agreement, the Administrative Fee was reduced by $62 for custodian credits earned. Prior to May 29, 2001, transfer agent fees were reduced by $24,169.

Effective May 29, 2001, transfer agent credits are no longer used to reduce Fund expenses.

E. Acquisition of Assets

On May 25, 2001, the Scudder U.S. Government Securities Fund, formerly Kemper U.S. Government Securities Fund (the ``Fund'') acquired all the net assets of the Kemper U.S. Mortgage Fund pursuant to a plan of reorganization approved by the shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 160,515,953 shares of the Class A Shares, 6,547,500 shares of the Class B Shares, and 654,408 shares of the Class C Shares of the Fund, respectively, for 199,504,747 shares of the Class A Shares, 8,104,614 shares of the Class B Shares, and 815,027 shares of the Class C Shares of the Kemper U.S. Mortgage Fund, respectively, outstanding on May 25, 2001. Kemper U.S. Mortgage Fund's net assets at that date ($1,430,528,209), including $9,554,481 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,628,491,400. The combined net assets of the Fund immediately following the acquisition were $4,059,019,609.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	74,992,518	$ 646,197,329	42,953,782	$ 355,056,464
Class B	10,317,034	88,752,323	5,325,266	44,004,813
Class C	8,906,631	76,552,374	6,160,243	51,177,911
Class I	1,046,520	9,023,507	173,615	1,440,859
		$ 820,525,533		$ 451,680,047
Shares issued in tax-free reorganization
Class A	160,515,953	$ 1,369,220,533	-	$ -
Class B	6,547,500	55,718,909	-	-
Class C	654,408	5,588,767	-	-
		$ 1,430,528,209		$ -
Shares issued in reinvestment of dividends
Class A	13,323,854	$ 114,428,905	12,575,560	$ 103,714,462
Class B	669,050	5,737,236	576,553	4,750,494
Class C	281,389	2,420,750	199,944	1,652,684
Class I	33,571	287,711	28,959	238,968
		$ 122,874,602		$ 110,356,608
Shares redeemed
Class A	(94,906,160)	$ (816,291,230)	(101,114,996)	$ (834,198,326)
Class B	(7,322,059)	(62,821,513)	(7,612,987)	(62,659,876)
Class C	(5,201,862)	(44,692,987)	(6,172,533)	(51,067,484)
Class I	(1,000,165)	(8,619,803)	(93,536)	(772,701)
		$ (932,425,533)		$ (948,698,387)
Net increase (decrease)
Class A	153,926,165	$ 1,313,555,537	(45,585,654)	$ (375,427,400)
Class B	10,211,525	87,386,955	(1,711,168)	(13,904,569)
Class C	4,640,566	39,868,904	187,654	1,763,111
Class I	79,926	691,415	109,038	907,126
		$ 1,441,502,811		$ (386,661,732)

G. Line of credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $489,777.

I. Adoption of New Accounting Principles

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of accretion that would have been recognized had accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder U.S. Government Securities Fund, formerly Kemper U.S. Government Securities Fund, (the "Fund"), as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder U.S. Government Securities Fund, at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
December 14, 2001

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder U.S. Government Securities Fund was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
John W. Ballantine	185,811,221	3,702,750	0
Lewis A. Burnham	185,806,847	3,707,124	0
Mark S. Casady	185,763,534	3,750,437	0
Linda C. Coughlin	185,761,338	3,752,633	0
Donald L. Dunaway	185,831,555	3,682,416	0
James R. Edgar	185,849,130	3,664,842	0
William F. Glavin	185,812,976	3,700,996	0
Robert B. Hoffman	185,829,144	3,684,827	0
Shirley D. Peterson	185,845,056	3,668,915	0
Fred B. Renwick	185,757,729	3,756,242	0
William P. Sommers	185,773,919	3,740,052	0
John G. Weithers	185,783,776	3,730,195	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
182,731,250	1,330,577	5,452,145

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The meeting was reconvened on June 21, 2001, at which time the following matters were voted upon by the shareholders of each class of the fund, as applicable (the resulting votes for each matter are presented below).

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
176,818,088	5,321,960	9,489,270

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
9,926,821	134,237	403,261

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
3,927,863	8,430	79,906

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady
Trustee and President
Linda C. Coughlin
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora
Vice President and
Assistant Secretary
Kathryn L. Quirk
Vice President
Richard L. Vandenberg
Vice President
Linda J. Wondrack
Vice President
John R. Hebble
Treasurer
Thomas Lally
Assistant Treasurer
Brenda Lyons
Assistant Treasurer
John Millette
Secretary
Caroline Pearson
Assistant Secretary

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes

Notes

Performance Summary October 31, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder U.S. Government Securities Fund - Class I Shares	12.66%	6.99%	7.46%	7.26%
Salomon Brothers 30-Year GNMA Index+	12.52%	7.82%	7.93%	7.88%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder U.S. Government Securities Fund - Class I Shares -- Salomon Brothers 30-Year GNMA Index+

Yearly periods ended October 31

Dividend Review
During the fiscal year, Scudder U.S. Government Securities Fund - Class I shares paid the following dividends:
Income Dividends	$ 0.55

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total-return basis with all dividends reinvested and comprises GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder U.S. Government Securities Fund prospectus and the 2001 Annual Report for Scudder U.S. Government Securities Fund.

(SGSF-2I)